Note S - Subsequent Events	12 Months Ended
Dec. 31, 2012
Subsequent Events [Abstract]
Subsequent Events [Text Block]

NOTE S—SUBSEQUENT EVENTS

On February 26, 2013, the Company entered into a number of agreements with affiliates of InterDigital, Inc. (NASDAQ: IDCC) (“InterDigital”) relating to a research and development collaboration arrangement (the “R&D Collaboration”).  In connection with this arrangement, affiliates of InterDigital have invested an aggregate of $900,000 in return for newly issued shares of the Company’s common stock (the “InterDigital Equity Investment”) and the Company’s issuance of a senior secured promissory note that will mature December 31, 2015 (the “InterDigital Note”).

The InterDigital Equity Investment was made pursuant to a Securities Purchase Agreement dated February 26, 2013 by and between the Company and DRNC Holdings, Inc. (“DRNC”) (the “InterDigital SPA”).  Pursuant to the InterDigital SPA, the Company issued 4,026,935 shares of its common stock at a purchase price $0.10 per share, for an aggregate purchase price of $402,693.  DRNC has anti-dilution rights under the InterDigital SPA that would require the Company to issue additional shares to DRNC on a full-ratchet basis if the Company, within the nine months following February 26, 2013, sells or issues any common stock or common stock equivalents (other than sales or issuances to directors, officers, employees or independent contractors in the ordinary course of business for compensation purposes and stock splits and stock dividends payable in respect of the Company’s common stock) having a purchase, exercise or conversion price per share less than $0.10.

The InterDigital Note was issued pursuant to a Note Purchase Agreement dated February 26, 2013 by and between the Company and DRNC (the “InterDigital NPA”).  Pursuant to the InterDigital NPA, the InterDigital Note was issued in a principal amount of $497,307 and bears interest at a rate of 7% per annum, with a default rate of 9% per annum while a nonpayment default is continuing.  The InterDigital Note is secured by a security interest in all of the tangible and intangible assets of the Company, and is subject to acceleration upon an event of default.  Under the InterDigital NPA, the Company agreed to comply with certain financial covenants, including a leverage ratio covenant and an annual limit on capital expenditures other than in the ordinary course of business.  A portion of the proceeds from the sale of the InterDigital Note were used to repay the Colatosti Note (see Note I) in full, with the remaining proceeds to be used for other general corporate purposes.

Concurrently with the closing of the InterDigital transactions described above, the Company closed an equity financing with a number of private investors (the “Private Investor Investment”) pursuant to a Securities Purchase Agreement dated February 26, 2013 by and between the Company and such private and institutional investors (the “Private Investor SPA”).  Pursuant to the Private Investor SPA, the Company issued 5,000,000 shares of its common stock at a purchase price $0.10 per share, for an aggregate purchase price of $500,000.

The total combination of debt, equity and R&D funding of $1,425,000 at closing was used to repay existing debt (the Colatosti Note as defined in Note L, in full), fund growth initiatives and provide general working capital for the business. The transactions are expected to close on or around the end of the first quarter of 2013, and are not expected to have a material effect on the number of common shares or potential common shares of the Company.